UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2021

LEGG MASON

SMALL-CAP QUALITY

VALUE ETF

SQLV

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Small-Cap Quality Value ETF for the twelve-month reporting period ended July 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management

August 31, 2021

II	Legg Mason Small-Cap Quality Value ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Small-Cap Quality Value ETF (the “Fund”) seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States. The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”) i. The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser. Royce is affiliated with both Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and the Fund. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index.

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The Underlying Index’s constituents are reconstituted quarterly. The Fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The Fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depositary receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the Fund track its Underlying Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period ended July 31, 2021 extended the strength that U.S. small-caps have been showing since the COVID-driven bottom in March 2020. As measured respectively by the small-cap Russell 2000 Indexii and large-cap Russell 1000 Indexiii, small-cap stocks enjoyed a pronounced performance advantage, advancing 51.97% versus 37.97% for the reporting period ended July 31, 2021. Within the Russell 2000 Index, results were dominated by cyclical sectors, which accounted for five of the top six contributors for the reporting period. Industrials, Consumer Discretionary, and Financials led. Each of the Underlying Index’s eleven sectors finished the twelve-month reporting period in the black, with the smallest contributions coming from Utilities, Communication Services, and Energy. The three industries that contributed most were a notably diverse mix: banks (Financials), biotechnology (Health Care), and hotels, restaurants & leisure (Consumer Discretionary). Also interesting was the fact that only two groups detracted from performance for the period—and each came from the otherwise robust Consumer Discretionary sector: automobiles and diversified consumer services. Transportation infrastructure made the smallest contribution at the industry level.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	1

Fund overview (cont’d)

The twelve-month reporting period began on a somewhat uncertain note as a highly volatile September made for a weaker market in the third quarter of 2020. Five consecutive months of positive returns came to a close in September not only for small-cap stocks but also for most of the globe’s major indexes, nearly all of which finished the month in the red. Due to strong gains in July and August, small-cap returns remained positive for the quarter; however, the Russell 2000 Index (which fell 3.34% in September) gained 4.93% for the third quarter of 2020 versus a 9.47% gain for the Russell 1000 Index. The large-cap index was boosted considerably by mega-cap names, as demonstrated by the 11.78% gain for the Russell Top 50 Indexiv for the same period.

Small-caps then rose in impressive—indeed, record-setting—fashion, finishing the calendar year with a 31.37% gain for the fourth quarter of 2020, the best quarter in the more than 40-year history of the Russell 2000 Index (and after beginning the year with the largest ever quarterly loss in the index’s history). From the depths of its March 18, 2020 low through the end of December 2020, the small-cap index rallied to a 101.33% gain. Small-cap stocks also handily outpaced large-caps—and much else—in the fourth quarter of 2020, though the Russell 1000 Index (+13.69%) and the Nasdaq Composite Indexv (+15.41%) also posted sizable advances in the quarter. While the Russell 1000 Index and Nasdaq Composite Index each reached successive peaks several times in 2020, the small-cap index did not overtake its prior all-time high from August 2018 until mid-November of 2020. The other major development in the fourth quarter of 2020 was the narrow edge for the Russell 2000 Value Indexvi over its small-cap growth counterpart, Russell 2000 Growth Indexvii, up 33.36% versus 29.61% respectively.

The first quarter of 2021 was a second consecutive strong one for the Russell 2000 Index, which advanced 12.70%. This robust result also led the small-cap index to a nearly record-setting one-year return of 94.85% through March 31, 2021, which gave investors an especially vivid sign of how thoroughly the overall U.S. equity markets have been recovering from the challenge and pain wrought by the coronavirus pandemic. The Russell 2000 Index has exceeded a 90% result only once before in its more than forty-year history, with a 97.52% gain over a year-long span in 1982-1983 (based on the index’s historical twelve-month quarter-end results). To find another comparable performance, we had to go back nearly a century to the 1930s (using the Center for Research in Security Prices 6-10 as the small-cap proxy), where there were only seven instances when small-cap returns approached or exceeded 100% for a trailing twelve-month period. We have, however, seen similarly lofty small-cap returns in the past as recently as 2009-2010.

The Russell 2000 Index took something of a breather in the second quarter of 2021, rising 4.29%, and neither setting nor approaching new records for gains or losses. In that sense, it may have seemed like a somewhat boring quarter. In contrast to the sky-high results for the Russell 2000 Index over the last two quarters, each of the major domestic indexes finished

2	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

the period with returns in the mid to low single digits. There was a reversal that saw large-caps outperform small-caps in the second quarter of 2021, as the Russell 2000 Index trailed the 8.54% advance for the large-cap Russell 1000 Index. However, the admittedly sizable spread between the two did little to disrupt the longer-term advantage small-caps have enjoyed over much of the last twelve months of the reporting period. And while performance may have appeared underwhelming, the second quarter of 2021 itself was a modestly above average quarter on an absolute basis. Since its inception on December 31, 1978, the average quarterly return for the Russell 2000 Index was 3.46% through June 30, 2021.

The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended July 31, 2021, Legg Mason Small-Cap Quality Value ETF generated a 67.77% return on a net asset value (“NAV”)viii basis and 67.91% based on its market priceix per share.

The performance table shows the Fund’s total return for the twelve months ended July 31, 2021 based on its NAV and market price as of July 31, 2021. The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index, which returned 69.67% for the same period. The Fund’s broad-based market index, the Russell 2000 Index, returned 51.97% over the same time frame. The Lipper Small-Cap Core Funds Category Averagex returned 52.83% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of July 31, 2021 (unaudited)
	6 months	12 months
Legg Mason Small-Cap Quality Value ETF:
$37.85 (NAV)	21.56%	67.77%*†
$ 37.83 (Market Price)	21.26%	67.91%*‡
Royce Small-Cap Quality Value Index	22.28%	69.67%
Russell 2000 Index	7.86%	51.97%
Lipper Small-Cap Core Funds Category Average	15.53%	52.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	3

Fund overview (cont’d)

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated November 25, 2020, the gross total annual fund operating expense ratio for the Fund was 0.62%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Each of the eleven equity sectors which comprised the Underlying Index finished the twelve-month reporting period ended July 31, 2021 in the black, with the largest positive contributions coming from Financials, Industrials and Consumer Discretionary. At the industry level, banks and capital markets (both in Financials) led, followed by specialty retail (Consumer Discretionary). Relative to the Russell 2000 Index, the Underlying Index benefited from positive stock selection within the Financials sector, and both an overweighting, and to a lesser degree, positive stock selection in the Energy sector.

Additionally, the Underlying Index benefited relative to the Russell 2000 Index due to exposure to stocks with lower market capitalization within the small-cap universe.

Q. What were the leading detractors from performance?

A. Although none of the Underlying Index’s sector investments detracted from performance, investments in the Real Estate, Utilities and Consumer Staples sectors contributed the least. At the industry level, trading companies & distributors (Industrials) detracted marginally, while leisure products (Consumer Discretionary) and household products (Consumer Staples) contributed the least. Relative to the Russell 2000 Index, Information Technology was the only sector to detract, due to negative stock selection. The Underlying Index’s relative performance was also hindered by exposure to stocks with lower leverage.

Looking for additional information?

The Fund’s daily NAV is available online at www.leggmason.com/etf. The Fund is traded under the symbol “SQLV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

4	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Thank you for your investment in Legg Mason Small-Cap Quality Value ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Royce & Associates, LP

August 13, 2021

RISKS: Equity securities are subject to market and price fluctuations. The Fund invests primarily in small-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. The Fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. If the Underlying Index is concentrated in a particular industry or industries, the Fund may focus its investments in these industries, increasing its vulnerability to market volatility. Diversification does not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2021 were: Financials (24.0%), Health Care (19.5%), Industrials (15.0%), Consumer Discretionary (12.7%) and Information Technology (10.7%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	5

Fund overview (cont’d)

[i]

The Royce Small-Cap Quality Value Index is a proprietary index composed of small-cap stocks trading in the United States with relatively low valuations, high profitability and high debt coverage compared with the average of stocks in the investment universe.

ii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 90% of the U.S. market.

iv

The Russell Top 50 Index is a market capitalization weighted index of the 50 largest stocks in the Russell 3000 universe of U.S.-based equities. The index can be considered a representation of mega cap stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. v The Nasdaq Composite Index is a stock market index that consists of the stocks that are listed on the Nasdaq stock exchange.

vi

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vii

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

Viii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

ix	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

x

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2021 calculated among the 871 funds for the six-month period and among the 863 funds for the twelve-month period in the Fund’s Lipper category.

6	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2021 and July 31, 2020. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on February 1, 2021 and held for the six months ended July 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
21.56%	$1,000.00	$1,215.60	0.60%	$3.30	5.00%	$1,000.00	$1,021.82	0.60%	$3.01

[1]	For the six months ended July 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 7/31/21	67.77%
Inception* through 7/31/21	11.91

Cumulative total returns[1]
Inception date of 7/12/17 through 7/31/21	57.76%

Market Price
Average annual total returns[2]
Twelve Months Ended 7/31/21	67.91%
Inception* through 7/31/21	11.89

Cumulative total returns[2]
Inception date of 7/12/17 through 7/31/21	57.68%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is July 12, 2017.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Small-Cap Quality Value ETF vs. Royce Small-Cap Quality Value Index and Russell 2000 Index† - July 12, 2017—July 31, 2021

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Legg Mason Small-Cap Quality Value ETF on July 12, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Royce Small-Cap Quality Value Index and the Russell 2000 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Royce Small-Cap Quality Value Index (the “Underlying Index”) is an index composed of equity securities that meet certain criteria – lower than average valuation, higher than average profitability and higher than average debt coverage. The Underlying Index is based on a proprietary methodology created and sponsored by Royce & Associates, LP, the Fund’s subadviser. The Russell 2000 Index measures the 2000 smallest companies in the Russell 3000 Index. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Schedule of investments

July 31, 2021

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.9%
Communication Services — 4.1%
Diversified Telecommunication Services — 0.7%
Frontier Communications Parent Inc.	3,914	$117,068	*
Entertainment — 0.3%
Sciplay Corp., Class A Shares	2,973	47,836	*
Interactive Media & Services — 0.6%
TrueCar Inc.	8,734	45,941	*
Yelp Inc.	1,620	60,588	*
Total Interactive Media & Services		106,529
Media — 2.5%
AMC Networks Inc., Class A Shares	1,224	61,249	*
Fluent Inc.	14,141	35,211	*
Gray Television Inc.	3,686	81,719
Hemisphere Media Group Inc.	3,804	48,349	*
Meredith Corp.	2,480	108,227	*
TEGNA Inc.	5,348	94,766
Total Media		429,521
Total Communication Services		700,954
Consumer Discretionary — 12.7%
Auto Components — 0.6%
Modine Manufacturing Co.	3,476	58,153	*
Motorcar Parts of America Inc.	1,945	43,257	*
Total Auto Components		101,410
Diversified Consumer Services — 1.0%
American Public Education Inc.	1,703	50,443	*
Houghton Mifflin Harcourt Co.	5,257	59,509	*
Stride Inc.	2,172	66,594	*
Total Diversified Consumer Services		176,546
Hotels, Restaurants & Leisure — 0.3%
Nathan’s Famous Inc.	650	41,762
Household Durables — 2.9%
Bassett Furniture Industries Inc.	1,647	37,519
Century Communities Inc.	953	66,186
Ethan Allen Interiors Inc.	2,247	53,411
Hooker Furniture Corp.	1,351	44,840
La-Z-Boy Inc.	1,843	61,888
Taylor Morrison Home Corp., Class A Shares	3,530	94,675	*
Tri Pointe Homes Inc.	3,888	93,778	*

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	11

Schedule of investments (cont’d)

July 31, 2021

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — continued
VOXX International Corp.	3,022	$34,511	*
ZAGG Inc. CVR	8,902	801	(a)(b)
Total Household Durables		487,609
Internet & Direct Marketing Retail — 1.6%
PetMed Express Inc.	1,727	54,210
Shutterstock Inc.	822	89,179
Stamps.com Inc.	368	120,248	*
Total Internet & Direct Marketing Retail		263,637
Leisure Products — 0.6%
Nautilus Inc.	2,477	35,793	*
Smith & Wesson Brands Inc.	2,752	64,534
Total Leisure Products		100,327
Media — 0.4%
Entravision Communications Corp., Class A Shares	12,031	73,991
Specialty Retail — 3.7%
Aaron’s Co. Inc.	1,934	55,835
Big 5 Sporting Goods Corp.	1,993	43,686
Camping World Holdings Inc., Class A Shares	2,693	105,996
Conn’s Inc.	2,400	53,376	*
JOANN Inc.	4,145	64,082
MarineMax Inc.	1,419	76,328	*
OneWater Marine Inc., Class A Shares	1,162	54,591
Shoe Carnival Inc.	1,898	63,963
Sportsman’s Warehouse Holdings Inc.	3,323	58,717	*
Zumiez Inc.	1,318	57,531	*
Total Specialty Retail		634,105
Textiles, Apparel & Luxury Goods — 1.6%
Fossil Group Inc.	4,329	54,632	*
G-III Apparel Group Ltd	2,237	66,797	*
Kontoor Brands Inc.	1,386	76,756
Wolverine World Wide Inc.	2,285	76,639
Total Textiles, Apparel & Luxury Goods		274,824
Total Consumer Discretionary		2,154,211
Consumer Staples — 2.0%
Household Products — 0.2%
Oil-Dri Corp. of America	1,261	44,854
Personal Products — 1.2%
BellRing Brands Inc., Class A Shares	1,981	65,512	*

See Notes to Financial Statements.

12	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Personal Products — continued
Nu Skin Enterprises Inc. , Class A Shares	1,517	$81,448
USANA Health Sciences Inc.	609	58,019	*
Total Personal Products		204,979
Tobacco — 0.6%
Vector Group Ltd.	7,338	98,035
Total Consumer Staples		347,868
Energy — 4.9%
Energy Equipment & Services — 0.6%
Helix Energy Solutions Group Inc.	10,908	45,268	*
Newpark Resources Inc.	14,095	45,527	*
Total Energy Equipment & Services		90,795
Oil, Gas & Consumable Fuels — 4.3%
Antero Resources Corp.	8,514	115,790	*
Berry Corp.	9,567	53,097
Centrus Energy Corp., Class A Shares	1,230	28,524	*
CONSOL Energy Inc.	3,802	79,880	*
International Seaways Inc.	6,194	101,891
Peabody Energy Corp.	13,036	152,652	*
Renewable Energy Group Inc.	1,186	72,642	*
World Fuel Services Corp.	3,873	133,464
Total Oil, Gas & Consumable Fuels		737,940
Total Energy		828,735
Financials — 24.0%
Banks — 7.0%
ACNB Corp.	1,750	48,878
Associated Banc-Corp.	4,758	94,209
Civista Bancshares Inc.	2,112	48,344
CNB Financial Corp.	2,223	51,262
Customers Bancorp Inc.	1,492	54,040	*
Farmers National Banc Corp.	3,142	48,230
Financial Institutions Inc.	1,868	54,994
HBT Financial Inc.	4,686	76,569
Hilltop Holdings Inc.	2,174	68,872
Horizon Bancorp Inc.	3,648	60,958
Independent Bank Corp.	2,511	52,806
Macatawa Bank Corp.	5,401	44,936
Mercantile Bank Corp.	1,869	58,406
Northeast Bank	1,278	40,781
Northrim BanCorp Inc.	1,032	42,126
Orrstown Financial Services Inc.	1,884	43,426

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	13

Schedule of investments (cont’d)

July 31, 2021

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Parke Bancorp Inc.	2,356	$47,026
Peoples Financial Services Corp.	1,190	51,051
South Plains Financial Inc.	2,180	50,140
Umpqua Holdings Corp.	5,810	109,635
Unity Bancorp Inc.	1,867	41,466
Total Banks		1,188,155
Capital Markets — 5.5%
Artisan Partners Asset Management Inc., Class A Shares	2,056	98,873
B Riley Financial Inc.	1,369	92,490
Brightsphere Investment Group Inc.	3,058	76,419
Cowen Inc., Class A Shares	2,233	89,275
Crescent Capital BDC Inc.	3,554	65,394
Diamond Hill Investment Group Inc.	373	64,249
Donnelley Financial Solutions Inc.	1,756	56,561	*
Federated Hermes Inc., Class B Shares	3,218	104,392
GAMCO Investors Inc., Class A Shares	2,282	61,477
Oppenheimer Holdings Inc., Class A Shares	1,342	60,323
Victory Capital Holdings Inc., Class A Shares	2,348	71,591
Virtu Financial Inc., Class A Shares	3,642	93,745
Total Capital Markets		934,789
Diversified Financial Services — 0.5%
Cannae Holdings Inc.	2,317	77,040	*
Insurance — 7.3%
American Equity Investment Life Holding Co.	3,928	126,049
American National Group Inc.	815	134,459
CNO Financial Group Inc.	3,375	77,085
Donegal Group Inc., Class A Shares	4,385	67,836
Genworth Financial Inc., Class A Shares	33,958	113,420	*
Investors Title Co.	341	56,787
Mercury General Corp.	1,909	116,124
National Western Life Group Inc., Class A Shares	365	75,880
Safety Insurance Group Inc.	986	75,547
State Auto Financial Corp.	3,798	189,900
Stewart Information Services Corp.	1,389	81,965
Tiptree Inc.	5,769	55,440
White Mountains Insurance Group Ltd.	72	81,473
Total Insurance		1,251,965
Thrifts & Mortgage Finance — 3.7%
Flagstar Bancorp Inc.	2,369	108,405
FS Bancorp Inc.	1,216	42,293

See Notes to Financial Statements.

14	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Thrifts & Mortgage Finance — continued
Hingham Institution For Savings The	167	$49,933
Merchants Bancorp	1,557	57,049
NMI Holdings Inc., Class A Shares	2,834	62,405	*
Premier Financial Corp.	2,249	60,228
Radian Group Inc.	4,571	103,213
Southern Missouri Bancorp Inc.	1,063	47,707
Timberland Bancorp Inc.	1,606	46,189
Waterstone Financial Inc.	2,977	58,736
Total Thrifts & Mortgage Finance		636,158
Total Financials		4,088,107
Health Care — 19.5%
Biotechnology — 4.7%
Anika Therapeutics Inc.	908	36,438	*
Arcus Biosciences Inc.	1,878	58,988	*
Blueprint Medicines Corp.	700	61,509	*
Catalyst Pharmaceuticals Inc.	6,786	39,630	*
Coherus Biosciences Inc.	2,951	38,511	*
CytomX Therapeutics Inc.	4,533	24,524	*
Eagle Pharmaceuticals Inc.	1,223	56,869	*
Emergent BioSolutions Inc.	1,145	75,455	*
Ideaya Biosciences Inc.	1,575	38,588	*
Ironwood Pharmaceuticals Inc.	4,191	55,615	*
MEI Pharma Inc.	6,989	18,870	*
Myriad Genetics Inc.	2,095	66,265	*
Puma Biotechnology Inc.	2,867	21,560	*
Sage Therapeutics Inc.	888	38,832	*
Sangamo Therapeutics Inc.	3,731	35,743	*
Surface Oncology Inc.	4,117	24,743	*
Translate Bio Inc.	2,283	63,102	*
Vanda Pharmaceuticals Inc.	2,659	43,368	*
Total Biotechnology		798,610
Health Care Equipment & Supplies — 7.1%
Accuray Inc.	8,534	34,989	*
AngioDynamics Inc.	1,837	48,919	*
Atrion Corp.	83	52,202
Bioventus Inc.	3,178	49,545	*
Co-Diagnostics Inc.	3,481	35,193	*
Heska Corp.	218	52,473	*
ICU Medical Inc.	352	71,558	*
Inari Medical Inc.	383	34,390	*

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	15

Schedule of investments (cont’d)

July 31, 2021

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — continued
Inogen Inc.	741	$59,110	*
iRadimed Corp.	970	32,650	*
LeMaitre Vascular Inc.	878	47,816
Meridian Bioscience Inc.	2,621	53,731	*
Merit Medical Systems Inc.	1,053	73,805	*
Mesa Laboratories Inc.	188	55,368
Natus Medical Inc.	1,872	49,982	*
Neogen Corp.	1,274	55,495	*
NuVasive Inc.	1,019	65,165	*
OraSure Technologies Inc.	4,231	49,883	*
Orthofix Medical Inc.	1,200	47,688	*
Quidel Corp.	735	103,980	*
Retractable Technologies Inc.	2,280	26,836	*
Surmodics Inc.	655	36,097	*
Tactile Systems Technology Inc.	664	32,523	*
Utah Medical Products Inc.	490	43,806
Total Health Care Equipment & Supplies		1,213,204
Health Care Providers & Services — 3.0%
Apria Inc.	3,417	107,738	*
Fulgent Genetics Inc.	718	66,235	*
MEDNAX Inc.	2,439	71,024	*
ModivCare Inc.	422	71,740	*
National HealthCare Corp.	1,027	79,747
Tivity Health Inc.	2,071	51,941	*
US Physical Therapy Inc.	484	57,189
Total Health Care Providers & Services		505,614
Health Care Technology — 0.9%
Computer Programs & Systems Inc.	1,471	46,439
HealthStream Inc.	2,073	60,552	*
NextGen Healthcare Inc.	3,322	53,883	*
Total Health Care Technology		160,874
Pharmaceuticals — 3.8%
Amphastar Pharmaceuticals Inc.	2,397	50,217	*
ANI Pharmaceuticals Inc.	1,235	41,904	*
Atea Pharmaceuticals Inc.	2,298	57,542	*
BioDelivery Sciences International Inc.	9,291	34,934	*
Collegium Pharmaceutical Inc.	2,226	55,405	*
Corcept Therapeutics Inc.	2,723	56,557	*
Innoviva Inc.	5,453	77,323	*
Pacira BioSciences Inc.	909	53,586	*

See Notes to Financial Statements.

16	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — continued
Phibro Animal Health Corp., Class A Shares	2,084	$49,328
Prestige Consumer Healthcare Inc.	1,452	76,303	*
SIGA Technologies Inc.	6,529	41,590	*
Supernus Pharmaceuticals Inc.	2,083	54,845	*
Total Pharmaceuticals		649,534
Total Health Care		3,327,836
Industrials — 15.0%
Aerospace & Defense — 1.1%
Aerojet Rocketdyne Holdings Inc.	2,109	99,502
Parsons Corp.	2,240	86,509	*
Total Aerospace & Defense		186,011
Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings Inc.	1,153	77,216	*
Building Products — 0.7%
Apogee Enterprises Inc.	1,761	69,859
Quanex Building Products Corp.	2,276	56,536
Total Building Products		126,395
Commercial Services & Supplies — 2.6%
ABM Industries Inc.	2,095	97,397
Civeo Corp.	2,969	64,457	*
Ennis Inc.	2,939	58,104
Healthcare Services Group Inc.	2,784	72,662
Herman Miller Inc.	1,712	73,873
HNI Corp.	1,878	70,049
Total Commercial Services & Supplies		436,542
Construction & Engineering — 2.3%
Comfort Systems USA Inc.	921	68,845
Dycom Industries Inc.	911	63,223	*
Granite Construction Inc.	2,035	78,185
MYR Group Inc.	711	67,993	*
Northwest Pipe Co.	1,352	38,410	*
Primoris Services Corp.	2,422	72,418
Total Construction & Engineering		389,074
Electrical Equipment — 0.5%
LSI Industries Inc.	5,490	41,340
Powell Industries Inc.	1,646	47,882
Total Electrical Equipment		89,222
Machinery — 2.8%
Astec Industries Inc.	955	58,551
Greenbrier Cos. Inc.	1,731	74,087

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	17

Schedule of investments (cont’d)

July 31, 2021

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — continued
Hillenbrand Inc.	2,036	$92,231
Hurco Cos. Inc.	1,171	39,744
Miller Industries Inc.	1,344	50,413
Mueller Industries Inc.	1,705	73,997
Terex Corp.	1,683	80,649
Total Machinery		469,672
Professional Services — 2.5%
GP Strategies Corp.	2,849	57,977	*
Kelly Services Inc., Class A Shares	3,377	74,024	*
Kforce Inc.	1,048	65,427
Resources Connection Inc.	4,126	63,912
TriNet Group Inc.	1,168	96,920	*
TrueBlue Inc.	2,356	64,060	*
Total Professional Services		422,320
Road & Rail — 0.4%
ArcBest Corp.	1,223	72,292
Trading Companies & Distributors — 1.7%
Boise Cascade Co.	1,509	77,185
NOW Inc.	6,597	65,112	*
Rush Enterprises Inc., Class A Shares	2,001	94,027
Titan Machinery Inc.	1,903	54,293	*
Total Trading Companies & Distributors		290,617
Total Industrials		2,559,361
Information Technology — 10.7%
Communications Equipment — 1.0%
Digi International Inc.	2,455	50,769	*
NETGEAR Inc.	1,438	49,252	*
NetScout Systems Inc.	2,516	72,360	*
Total Communications Equipment		172,381
Electronic Equipment, Instruments & Components — 4.2%
Benchmark Electronics Inc.	2,508	66,211
Daktronics Inc.	7,591	46,381	*
Insight Enterprises Inc.	898	90,141	*
Kimball Electronics Inc.	2,569	52,382	*
Methode Electronics Inc.	1,445	69,114
Plexus Corp.	779	70,359	*
Sanmina Corp.	2,275	87,406	*
ScanSource Inc.	2,481	68,451	*

See Notes to Financial Statements.

18	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
TTM Technologies Inc.	5,220	$73,028	*
Vishay Intertechnology Inc.	3,868	85,599
Total Electronic Equipment, Instruments & Components		709,072
IT Services — 1.7%
BM Technologies Inc.	334	3,350	*
CSG Systems International Inc.	1,682	76,295
ExlService Holdings Inc.	627	70,989	*
Hackett Group Inc.	2,881	51,628
Sykes Enterprises Inc.	1,633	87,627	*
Total IT Services		289,889
Semiconductors & Semiconductor Equipment — 0.8%
Cirrus Logic Inc.	1,002	82,755	*
NVE Corp.	766	57,504
Total Semiconductors & Semiconductor Equipment		140,259
Software — 2.7%
A10 Networks Inc.	3,759	48,002	*
CommVault Systems Inc.	730	55,181	*
Intelligent Systems Corp.	860	29,059	*
InterDigital Inc.	907	59,762
Progress Software Corp.	1,502	68,476
Qualys Inc.	562	57,077	*
Verint Systems Inc.	1,592	67,931	*
Xperi Holding Corp.	3,731	77,493
Total Software		462,981
Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology Inc.	1,097	41,017	*
Total Information Technology		1,815,599
Materials — 4.7%
Chemicals — 1.5%
American Vanguard Corp.	2,742	45,270
Minerals Technologies Inc.	901	72,278
Tredegar Corp.	5,454	71,284
Valhi Inc.	2,751	67,785
Total Chemicals		256,617
Metals & Mining — 1.3%
Commercial Metals Co.	3,008	98,663
Haynes International Inc.	1,459	55,048
SunCoke Energy Inc.	8,718	67,390
Total Metals & Mining		221,101

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	19

Schedule of investments (cont’d)

July 31, 2021

Legg Mason Small-Cap Quality Value ETF

(Percentages shown based on Fund net assets)

Security			Shares	Value
Paper & Forest Products — 1.9%
Clearwater Paper Corp.			2,131	$62,843	*
Domtar Corp.			1,919	105,372	*
Glatfelter Corp.			4,548	69,266
Schweitzer-Mauduit International Inc.			1,968	77,402
Total Paper & Forest Products				314,883
Total Materials				792,601
Utilities — 1.3%
Electric Utilities — 1.3%
Hawaiian Electric Industries Inc.			2,445	105,966
IDACORP Inc.			1,062	111,988
Total Utilities				217,954
Total Common Stocks (Cost — $15,077,689)				16,833,226

	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
GAMCO Investors Inc., Subordinated Notes, Step bond (4.000% to 6/15/22 then 5.000%) (Cost — $5,000)	4.000%	6/15/23	$5,000	5,000
Total Investments before Short-Term Investments (Cost — $15,082,689)				16,838,226

			Shares
Short-Term Investments — 1.1%
Dreyfus Treasury Cash Management, Institutional Class (Cost — $195,245)	0.010%		195,245	195,245
Total Investments — 100.0% (Cost — $15,277,934)				17,033,471
Liabilities in Excess of Other Assets — (0.0)%††				(2,393)
Total Net Assets — 100.0%				$17,031,078

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

Abbreviation(s) used in this schedule:

CVR	— Contingent Value Rights

See Notes to Financial Statements.

20	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Statement of assets and liabilities

July 31, 2021

Assets:
Investments, at value (Cost — $15,277,934)	$17,033,471
Dividends and interest receivable	6,194
Total Assets	17,039,665

Liabilities:
Investment management fee payable	8,587
Total Liabilities	8,587
Total Net Assets	$17,031,078

Net Assets:
Par value (Note 5)	$5
Paid-in capital in excess of par value	18,611,373
Total distributable earnings (loss)	(1,580,300)
Total Net Assets	$17,031,078

Shares Outstanding	450,000

Net Asset Value	$37.85

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	21

Statement of operations

For the Year Ended July 31, 2021

Investment Income:
Dividends	$243,511
Interest	47
Total Investment Income	243,558

Expenses:
Investment management fee (Note 2)	84,628
Interest expense	2
Total Expenses	84,630
Net Investment Income	158,928

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	4,272,828
Change in Net Unrealized Appreciation (Depreciation) From Investments	2,429,356
Net Gain on Investments	6,702,184
Increase in Net Assets From Operations	$6,861,112

See Notes to Financial Statements.

22	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2021	2020

Operations:
Net investment income	$158,928	$161,698
Net realized gain (loss)	4,272,828	(1,422,025)
Change in net unrealized appreciation (depreciation)	2,429,356	(256,013)
Increase (Decrease) in Net Assets From Operations	6,861,112	(1,516,340)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(142,575)	(157,180)
Decrease in Net Assets From Distributions to Shareholders	(142,575)	(157,180)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (350,000 and 350,000 shares issued, respectively)	10,982,654	9,197,480
Cost of shares repurchased (400,000 and 250,000 shares repurchased, respectively)	(12,071,990)	(6,605,552)
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,089,336)	2,591,928
Increase in Net Assets	5,629,201	918,408

Net Assets:
Beginning of year	11,401,877	10,483,469
End of year	$17,031,078	$11,401,877

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	23

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2021[1]	2020[1]	2019[1]	2018[1]	2017[1,2]

Net asset value, beginning of year	$22.80	$26.21	$30.06	$24.95	$25.14

Income (loss) from operations:
Net investment income (loss)	0.35	0.35	0.35	0.31	(0.00) [3]
Net realized and unrealized gain (loss)	15.03	(3.42)	(3.77)	4.91	(0.19)
Total income (loss) from operations	15.38	(3.07)	(3.42)	5.22	(0.19)

Less distributions from:
Net investment income	(0.33)	(0.34)	(0.43)	(0.11)	—
Total distributions	(0.33)	(0.34)	(0.43)	(0.11)	—

Net asset value, end of year	$37.85	$22.80	$26.21	$30.06	$24.95
Total return, based on NAV[4]	67.77%	(11.71)%	(11.29)%	20.97%	(0.76)%

Net assets, end of year (000s)	$17,031	$11,402	$10,483	$4,509	$2,495

Ratios to average net assets:
Gross expenses	0.60%	0.60%	0.60%	0.60%	0.60%[5]
Net expenses	0.60	0.60	0.60	0.60	0.60 [5]
Net investment income (loss)	1.13	1.46	1.30	1.12	(0.29)[5]

Portfolio turnover rate[6]	99%	95%	87%	80%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 12, 2017 (inception date) to July 31, 2017.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

24	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Small-Cap Quality Value ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	25

Notes to financial statements (cont’d)

techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

26	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$2,153,410	—	$801	$2,154,211
Other Common Stocks	14,679,015	—	—	14,679,015
Corporate Bonds & Notes	—	$5,000	—	5,000
Total Long-Term Investments	16,832,425	5,000	801	16,838,226
Short-Term Investments†	195,245	—	—	195,245
Total Investments	$17,027,670	$5,000	$801	$17,033,471

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	27

Notes to financial statements (cont’d)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(3,836,544)	$3,836,544

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

28	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Royce & Associates, LP (“Royce”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Western Asset, and Royce are subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Royce monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (formerly known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	29

Notes to financial statements (cont’d)

3. Investments

During the year ended July 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$13,781,218
Sales	13,806,040

During the year ended July 31, 2021, in-kind transactions (Note 5) were as follows:

Contributions	$10,983,280
Redemptions	12,085,402
Realized gain (loss)*	4,111,153

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At July 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$15,505,344	$2,081,549	$(553,422)	$1,528,127

4. Derivative instruments and hedging activities

During the year ended July 31, 2021, the Fund did not invest in derivative instruments.

5. Fund share transactions

At July 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

30	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$142,575	$157,180

As of July 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$23,734
Deferred capital losses*	(3,132,159)
Unrealized appreciation (depreciation)(a)	1,528,125
Total distributable earnings (loss) — net	$(1,580,300)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

7. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

8. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Legg Mason Small-Cap Quality Value ETF 2021 Annual Report	31

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Legg Mason Small-Cap Quality Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Small-Cap Quality Value ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the four years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of the Fund as of July 31, 2017 and for the period July 12, 2017 (inception date) through July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

32	Legg Mason Small-Cap Quality Value ETF 2021 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustees	For	Withheld
Deborah D. McWhinney	941,735,402	14,088,498
Riodran Roett	943,565,325	12,258,574
Anantha K. Pradeep	942,060,249	13,763,651
Jennifer M. Johnson	943,888,843	11,935,057

The above Trustees have also been elected to serve as board members of other funds within the Franklin Templeton fund complex.

Legg Mason Small-Cap Quality Value ETF	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Small-Cap Quality Value ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009- 2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020- present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Deborah D. McWhinney
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011- 2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020).

34	Legg Mason Small-Cap Quality Value ETF

Independent Trustees† (cont’d)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009- present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).
Number of funds in fund complex overseen by Trustee	59
Other Directorships held by Trustee during the past five years	None

Interested Trustee and Officer

Jennifer M. Johnson3*
Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).
Number of funds in fund complex overseen by Trustee	70
Other board memberships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Legg Mason Small-Cap Quality Value ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020).

Steven J. Gray Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

36	Legg Mason Small-Cap Quality Value ETF

Additional Officers (cont’d)

Matthew T. Hinkle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020).

Legg Mason Small-Cap Quality Value ETF	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014).

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton.

Navid J. Tofigh Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

38	Legg Mason Small-Cap Quality Value ETF

Additional Officers (cont’d)

Lori A. Weber Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Legg Mason Small-Cap Quality Value ETF	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Johnson became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

40	Legg Mason Small-Cap Quality Value ETF

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.leggmason.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended July 31, 2021:

	Pursuant to:	Amount Reported
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$214,118
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$218,301

Legg Mason Small-Cap Quality Value ETF	41

Legg Mason

Small-Cap Quality Value ETF

Trustees*

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson**

Chair

*	During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the funds of Legg Mason ETF Investment Trust, effective July 1, 2021.
**	Effective July 1, 2021, Ms. Johnson became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Royce & Associates, LP

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Small-Cap Quality Value ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Small-Cap Quality Value ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Small-Cap Quality Value ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

ETF Index Disclaimers

The Royce Small-Cap Quality Value Index (the “Underlying Index”) is created and sponsored by Royce & Associates, LP (“Royce”), the subadviser to Legg Mason Small-Cap Quality Value ETF (the “Fund”). Royce is an affiliated person of Legg Mason Partners Fund Advisor, LLC, the Fund’s manager, and the Fund. The Underlying Index is the exclusive property of Royce. Legg Mason ETF Investment Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETFF399959 9/21 SR21-4233

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2020 and July 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,000 in July 31, 2020 and $40,800 in July 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2020 and $0 in July 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2020 and $0 in July 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in July 31, 2020 and $0 in July 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2020 and July 31, 2021; Tax Fees were 100% and 100% for July 31, 2020 and July 31, 2021; and Other Fees were 100% and 100% for July 31, 2020 and July 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $1,051,186 in July 31, 2020 and $476,285 in July 31, 2021.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson**

*	During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the funds of Legg Mason ETF Investment Trust, effective July 1, 2021.
**	Effective July 1, 2021, Ms. Johnson became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date: September 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date: September 24, 2021

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date: September 24, 2021